Liability for Employee Severance Benefits	12 Months Ended
Dec. 31, 2016
Liability for Employee Severance Benefits [Abstract]
Liability for Employee Severance Benefits
Note 11 - Liability for Employee Severance Benefits

Under Israeli law and labor agreements the Company is required to pay severance payments to each employee who was employed by the Company for over one year and has been terminated by the Company or resigned under certain specified circumstances. The liability related to these severance payments is calculated on the basis of the latest salary of the employee multiplied by the number of years of employment as of the balance sheet date. The Company also has defined contribution plans for which it makes contributions to severance pay funds and appropriate insurance policies. Withdrawal of the reserve monies is contingent upon the fulfillment of detailed provision in the Severance Law.

Under local law in various territories in which the Company operates, employees with one year or more of service are entitled to receive a lump-sum payment upon termination of their employment based on their length of service and rate of pay at the time of termination.

1.
The liability in respect of most of its employees is discharged by participating in a defined contribution pension plan and making regular deposits with a pension fund or by individual insurance policies. The liability deposited with the pension fund is based on salary components as prescribed in the existing labor agreement.  The custody and management of the amounts so deposited are independent of the companies and accordingly such amounts funded (included in expenses on an accrual basis) and related liabilities are not reflected in the balance sheet.

2.	The liability for severance pay which is not covered by the contribution plan amounted to $870 and $772 as of December 31, 2016 and 2015, respectively.

3.	Severance pay expenses were $1,202, $1,104, and $1,145 in 2016, 2015 and 2014, respectively.